Exhibit 10.6

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of March 13, 2013 (the “Agreement”) is entered into among Joy Global Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent have entered into that certain Credit Agreement dated as of June 16, 2011 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment. Section 6.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

“The exact legal name and state of organization of (a) the Borrower is as set forth on the signature pages hereto and (b) each Guarantor is (i) as set forth on the signature pages hereto, (ii) as set forth on the signature pages to the Joinder Agreement pursuant to which such Guarantor became a party hereto or (iii) as may be otherwise disclosed by the Loan Parties to the Administrative Agent in writing.”

2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)    After giving effect to this Agreement, the Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	JOY GLOBAL INC.,
a Delaware corporation

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:	JOY TECHNOLOGIES LLC,
a Delaware limited liability company

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

P&H MINING EQUIPMENT INC.,
a Delaware corporation

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

N.E.S. INVESTMENT CO.,
a Delaware corporation

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

CONTINENTAL CRUSHING & CONVEYING INC.,
a Delaware corporation

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

LETOURNEAU TECHNOLOGIES LLC,
a Texas limited liability company

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

LETOURNEAU TECHNOLOGIES AMERICA, INC.,
a Texas corporation

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

LETOURNEAU TECHNOLOGIES BRAZIL, INC.,
a Delaware corporation

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

LETOURNEAU TECHNOLOGIES INTERNATIONAL, INC.,
a Delaware corporation

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

LETOURNEAU TECHNOLOGIES SOUTH AMERICA, INC.,
a Delaware corporation

By:    /s/ James M. Sullivan
Name: James M. Sullivan
Title: Vice President

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Alan Tapley
Name: Alan Tapley
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Marc Sanchez
Name: Marc Sanchez
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

RBS CITIZENS, N.A.,
as a Lender

By:    /s/ Lisa A. Garling
Name: Lisa A. Garling
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:    /s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Doug Whitaker
Name: Doug Whitaker
Title: Officer

WELLS FARGO BANK, N.A.,
as a Lender

By:    /s/ Matthew J. Simon
Name: Matthew J. Simon
Title: Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By:    /s/ Patrick Cowan
Name: Patrick Cowan
Title: Authorized Signatory

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:    /s/ David Lim
Name: David Lim
Title: Authorized Signatory